UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 21, 2017

Central Index Key Number of the issuing entity: 0001723291

Wells Fargo Commercial Mortgage Trust 2017-C42

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000312070

Barclays Bank PLC

Central Index Key Number of the sponsor: 0001682523

Starwood Mortgage Funding II LLC

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001592182

Rialto Mortgage Finance, LLC

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-206677-21	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 21, 2017, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) caused the issuance of the Wells Fargo Commercial Mortgage Trust 2017-C42, Commercial Mortgage Pass-Through Certificates, Series 2017-C42 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of December 1, 2017 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-BP, Class X-A, Class X-BP, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-D, Class X-E, Class X-F, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”), and (iii) the RR Interest.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about December 21, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of thirty-seven (37) commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans were acquired by the Registrant from Barclays Bank PLC (“Barclays”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of December 12, 2017, between the Registrant and Barclays; certain of the Mortgage Loans were acquired by the Registrant from Starwood Mortgage Funding II LLC (“Starwood”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of December 12, 2017, between the Registrant and Starwood; certain of the Mortgage Loans were acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of December 12, 2017, between the Registrant and Wells Fargo; certain of the Mortgage Loans were acquired by the Registrant from Rialto Mortgage Finance, LLC (“Rialto”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of December 12, 2017, between the Registrant and Rialto.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
One Ally Center	Exhibit 99.9	N/A
16 Court Street	Exhibit 99.10	N/A
Logan Town Center	Exhibit 99.11	N/A
One Century Place	Exhibit 99.12	N/A
Moffett Towers II – Building 2	Exhibit 99.13	(1)
Bass Pro & Cabela’s Portfolio	Exhibit 99.14	Exhibit 99.5
150 West Jefferson	Exhibit 99.15	(2)
Courtyard Los Angeles Sherman Oaks	Exhibit 99.16	(1)
Lakeside Shopping Center	Exhibit 99.17	Exhibit 99.6
Laguna Cliffs Marriott	Exhibit 99.18	Exhibit 99.7
One Cleveland Center	Exhibit 99.19	Exhibit 99.8
2

(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.
(2)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan in the MSC 2017-HR2 transaction, which is expected to close on December 22, 2017, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be filed on a Form 8-K following such securitization.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Wells Fargo Securities, LLC, Barclays Capital Inc. and Academy Securities, Inc. (collectively, the “Dealers”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of December 12, 2017, between the Registrant, the Dealers, as underwriters, and Wells Fargo, (ii) the sale of the Privately Offered Certificates by the Registrant to the Dealers, pursuant to a Certificate Purchase Agreement, dated as of December 12, 2017, between the Registrant, the Dealers, as initial purchasers, and Wells Fargo, and (iii) the transfer of the RR Interest by the Registrant to Wells Fargo, Barclays and LNR Securities Holdings, LLC (in such capacity, the “Retaining Parties”), pursuant to an RR Interest Transfer Agreement, dated as of December 14, 2017, between the Registrant and the Retaining Parties. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates and the RR Interest were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated December 14, 2017 and filed with the Securities and Exchange Commission on December 21, 2017. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $612,049,000, on December 21, 2017. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $6,060,031, were approximately $658,922,180. Of the expenses paid by the Registrant, approximately $83,600 were paid directly to affiliates of the Registrant, $1,265,098 in the form of fees were paid to the Underwriters, $437,247 were paid to or for the Underwriters and $4,274,085 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate certificate balance of $95,522,190, and transferred to the Retaining Parties the RR Interest, having a certificate balance of $37,240,588.98, in each case in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above. The related registration statement (file no. 333-206677) was originally declared effective on November 23, 2015.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

3

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of December 12, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Barclays Capital Inc. and Academy Securities, Inc.
4.1	Pooling and Servicing Agreement, dated as of December 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

5.1	Legality Opinion of Sidley Austin LLP, dated December 21, 2017.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated December 21, 2017 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 14, 2017.
99.1	Mortgage Loan Purchase Agreement, dated as of December 12, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Barclays Bank PLC.
99.2	Mortgage Loan Purchase Agreement, dated as of December 12, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Starwood Mortgage Funding II LLC.
99.3	Mortgage Loan Purchase Agreement, dated as of December 12, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.
99.4	Mortgage Loan Purchase Agreement, dated as of December 12, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.
99.5	Pooling and Servicing Agreement, dated as of November 1, 2017, between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trustee, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the GS Mortgage Securities Trust 2017-GS8, Commercial Mortgage Pass-Through Certificates, Series 2017-GS8.
99.6	Pooling and Servicing Agreement, dated as of August 1, 2017, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee, relating to the issuance of the Citigroup Commercial Mortgage Trust 2017-B1, Commercial Mortgage Pass-Through Certificates, Series 2017-B1.
99.7	Pooling and Servicing Agreement, dated as of December 1, 2017, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and
4

Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK 2017-BNK9, Commercial Mortgage Pass-Through Certificates, Series 2017-BNK9.

99.8	Pooling and Servicing Agreement, dated as of December 1, 2017, between UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the UBS Commercial Mortgage Trust 2017-C6, Commercial Mortgage Pass-Through Certificates, Series 2017-C6.
99.9	Co-Lender Agreement, dated as of November 20, 2017, by and between Starwood Mortgage Capital LLC, as Initial Note A-1 Holder, and Starwood Mortgage Capital LLC, as Initial Note A-2 Holder, relating to the One Ally Center Whole Loan.
99.10	Agreement Between Note Holders, dated as of October 10, 2017, by and between Barclays Bank PLC, as Initial Note A-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder, relating to the 16 Court Street Whole Loan.
99.11	Co-Lender Agreement, dated as of November 8, 2017, between Rialto Mortgage Finance, LLC, as Note A-1 Holder, and Rialto Mortgage Finance, LLC, as Note A-2 Holder, relating to the Logan Town Center Whole Loan.
99.12	Agreement Between Note Holders, dated as of October 19, 2017, by and between Barclays Bank PLC, as Initial Note A-1 Holder, and Barclays Bank PLC, as Initial Note A-2 Holder, relating to the One Century Place Whole Loan.
99.13	Agreement Between Note Holders, dated as of November 16, 2017, by and between Barclays Bank PLC, as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, Barclays Bank PLC, as Initial Note A-3 Holder, and Barclays Bank PLC, as Initial Note A-4 Holder, relating to the Moffett Towers II – Building 2 Whole Loan.
99.14	Co-Lender Agreement, dated as of November 16, 2017, by and among Goldman Sachs Mortgage Company, as Initial Note A-1(A-CP) Holder, Initial Note A-1(A-NCP) Holder and Initial A-1(B-CP) Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3(A-CP) Holder, Initial Note A-3(B-CP) Holder, Initial A-3(C-CP) Holder, Initial Note A-3(D-NCP) Holder, Initial Note A-3(E-NCP) Holder and Initial Note A-3(F-NCP) Holder, relating to the Bass Pro & Cabela’s Portfolio Whole Loan.
99.15	Co-Lender Agreement, dated as of November 8, 2017, by and between Starwood Mortgage Capital LLC, as Initial Note A-1 Holder, and Starwood Mortgage Capital LLC, as Initial Note A-2 Holder, relating to the 150 West Jefferson Whole Loan.
99.16	Agreement Between Note Holders, dated as of December 21, 2017, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, and Wells Fargo Bank, National Association, as Initial Note A-2 Holder, relating to the Courtyard Los Angeles Sherman Oaks Whole Loan.
99.17	Agreement Between Note Holders, dated as of August 22, 2017, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, and Barclays Bank PLC, as Initial Note A-3 Holder, relating to the Lakeside Shopping Center Whole Loan.
5

99.18	Agreement Between Note Holders, dated as of November 17, 2017, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, and Wells Fargo Bank, National Association, as Initial Note A-2 Holder, relating to the Laguna Cliffs Marriott Whole Loan.
99.19	Co-Lender Agreement, dated as of December 5, 2017, between Rialto Mortgage Finance, LLC, as Note A-1 Holder, and Rialto Mortgage Finance, LLC, as Note A-2 Holder, relating to the One Cleveland Center Whole Loan.

6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony J. Sfarra
Name:	Anthony J. Sfarra
Title:	President

Dated: December 21, 2017

7

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of December 12, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Barclays Capital Inc. and Academy Securities, Inc.
4.1	Pooling and Servicing Agreement, dated as of December 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

5.1	Legality Opinion of Sidley Austin LLP, dated December 21, 2017.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated December 21, 2017 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 14, 2017.
99.1	Mortgage Loan Purchase Agreement, dated as of December 12, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Barclays Bank PLC.
99.2	Mortgage Loan Purchase Agreement, dated as of December 12, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Starwood Mortgage Funding II LLC.
99.3	Mortgage Loan Purchase Agreement, dated as of December 12, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.
99.4	Mortgage Loan Purchase Agreement, dated as of December 12, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.
99.5	Pooling and Servicing Agreement, dated as of November 1, 2017, between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trustee, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the GS Mortgage Securities Trust 2017-GS8, Commercial Mortgage Pass-Through Certificates, Series 2017-GS8.
99.6	Pooling and Servicing Agreement, dated as of August 1, 2017, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee, relating to the issuance of the Citigroup Commercial Mortgage Trust 2017-B1, Commercial Mortgage Pass-Through Certificates, Series 2017-B1.
8

99.7	Pooling and Servicing Agreement, dated as of December 1, 2017, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK 2017-BNK9, Commercial Mortgage Pass-Through Certificates, Series 2017-BNK9.
99.8	Pooling and Servicing Agreement, dated as of December 1, 2017, between UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the UBS Commercial Mortgage Trust 2017-C6, Commercial Mortgage Pass-Through Certificates, Series 2017-C6.
99.9	Co-Lender Agreement, dated as of November 20, 2017, by and between Starwood Mortgage Capital LLC, as Initial Note A-1 Holder, and Starwood Mortgage Capital LLC, as Initial Note A-2 Holder, relating to the One Ally Center Whole Loan.
99.10	Agreement Between Note Holders, dated as of October 10, 2017, by and between Barclays Bank PLC, as Initial Note A-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder, relating to the 16 Court Street Whole Loan.
99.11	Co-Lender Agreement, dated as of November 8, 2017, between Rialto Mortgage Finance, LLC, as Note A-1 Holder, and Rialto Mortgage Finance, LLC, as Note A-2 Holder, relating to the Logan Town Center Whole Loan.
99.12	Agreement Between Note Holders, dated as of October 19, 2017, by and between Barclays Bank PLC, as Initial Note A-1 Holder, and Barclays Bank PLC, as Initial Note A-2 Holder, relating to the One Century Place Whole Loan.
99.13	Agreement Between Note Holders, dated as of November 16, 2017, by and between Barclays Bank PLC, as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, Barclays Bank PLC, as Initial Note A-3 Holder, and Barclays Bank PLC, as Initial Note A-4 Holder, relating to the Moffett Towers II – Building 2 Whole Loan.
99.14	Co-Lender Agreement, dated as of November 16, 2017, by and among Goldman Sachs Mortgage Company, as Initial Note A-1(A-CP) Holder, Initial Note A-1(A-NCP) Holder and Initial A-1(B-CP) Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3(A-CP) Holder, Initial Note A-3(B-CP) Holder, Initial A-3(C-CP) Holder, Initial Note A-3(D-NCP) Holder, Initial Note A-3(E-NCP) Holder and Initial Note A-3(F-NCP) Holder, relating to the Bass Pro & Cabela’s Portfolio Whole Loan.
99.15	Co-Lender Agreement, dated as of November 8, 2017, by and between Starwood Mortgage Capital LLC, as Initial Note A-1 Holder, and Starwood Mortgage Capital LLC, as Initial Note A-2 Holder, relating to the 150 West Jefferson Whole Loan.
99.16	Agreement Between Note Holders, dated as of December 21, 2017, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, and Wells Fargo Bank, National Association, as Initial Note A-2 Holder, relating to the Courtyard Los Angeles Sherman Oaks Whole Loan.
9

99.17	Agreement Between Note Holders, dated as of August 22, 2017, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, and Barclays Bank PLC, as Initial Note A-3 Holder, relating to the Lakeside Shopping Center Whole Loan.
99.18	Agreement Between Note Holders, dated as of November 17, 2017, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, and Wells Fargo Bank, National Association, as Initial Note A-2 Holder, relating to the Laguna Cliffs Marriott Whole Loan.
99.19	Co-Lender Agreement, dated as of December 5, 2017, between Rialto Mortgage Finance, LLC, as Note A-1 Holder, and Rialto Mortgage Finance, LLC, as Note A-2 Holder, relating to the One Cleveland Center Whole Loan.

10